                               P R O S P E C T U S
                             DATED NOVEMBER 1, 1999



                           AHA INVESTMENT FUNDS, INC.
                     LIMITED MATURITY FIXED INCOME PORTFOLIO
                      FULL MATURITY FIXED INCOME PORTFOLIO
                          DIVERSIFIED EQUITY PORTFOLIO
                               BALANCED PORTFOLIO

                                100 Half Day Road
                          Lincolnshire, Illinois 60069

                                 ---------------

This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read carefully and retained for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

                                 ---------------

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Objective and Strategy......................................................1
Main Risks..................................................................5
Past Performance............................................................7
Fees And Expenses..........................................................11
Portfolio Investments And Related Risks....................................12
Management Of The Fund.....................................................15
Expenses And Fees..........................................................16
How To Buy Shares..........................................................17
How To Redeem Shares.......................................................18
Exchange Privilege.........................................................20
Dividends, Distributions And Taxes.........................................20
Fund Performance Information...............................................21
Financial Highlights.......................................................22
General Information........................................................27
Investment Manager Profiles................................................27

                             OBJECTIVE AND STRATEGY

BASIC FUND BACKGROUND

         The Fund is a diversified fund designed for use by participants in the American Hospital Association Investment Program. The Program is a service offered by Hewitt Associates LLC pursuant to arrangements with the American Hospital Association and is available to American Hospital Association member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds. To become a participant in the Program an eligible organization must enter into a Program Services Agreement with Hewitt. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants.

         The Fund is comprised of four independently managed investment portfolios. Subject to the approval of the Fund's Board of Directors, Hewitt selects the Investment Managers of the portfolios. Each portfolio, with the exception of the Limited Maturity Fixed Income Portfolio, has multiple Investment Managers. The assets of these portfolios are divided into segments to be invested using specific investment styles.

LIMITED MATURITY FIXED INCOME PORTFOLIO

         INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to provide shareholders a high level of current income, consistent with the preservation of capital and liquidity.

         PRINCIPAL INVESTMENT STRATEGIES: In pursuing its investment objective, the Portfolio invests its assets primarily in fixed income securities (i.e., debt). The investments of the Portfolio are limited to debt issued or guaranteed by the U.S. Government or by its agents or instrumentalities (including, among others, U.S. Treasury obligations and securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association), high quality non-convertible debt of other issuers and money market instruments. High quality debt securities are those debt securities having one of the three highest grades issued by Moody's Investors Service, Inc. (Aaa, Aa or A) or Standard and Poor's (AAA, AA or A), or which if not rated are of comparable quality as determined by the Portfolio's Investment Manager. The Portfolio is not required to sell a security if the rating or credit quality of the security deteriorates after its purchase. However, the Investment Manager will evaluate and monitor the quality of all investments, and will dispose of investments which have deteriorated in their creditworthiness or ratings as determined to be necessary to assure the Portfolio's overall investments are constituted in a manner consistent with its investment objective. Subject to certain limitations, the Portfolio may invest in options on securities, interest rate futures and options on interest rate futures. The Portfolio may invest in futures and options on futures only for hedging and other non-speculative purposes.

         The Investment Manager of the Portfolio determines which securities to purchase or sell and adjusts the average maturity of the Portfolio based upon a variety of factors aimed at controlling risk while capturing market opportunities. The factors considered in determining the appropriate average maturity of the Portfolio and when to purchase or sell securities include the Investment Manager's assessment of interest rate trends and movements and its analysis of yields, the quality of securities, and the comparative risks and returns of alternative investments. The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity exceed five years. However, there is no limit on the maturities of individual securities.

FULL MATURITY FIXED INCOME PORTFOLIO

         INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to provide shareholders over the long-term with the highest level of income consistent with preservation of capital.

         PRINCIPAL INVESTMENT STRATEGIES: In pursuing its investment objective, the Portfolio invests at least 75% of its total assets in fixed income securities (i.e., debt) issued or guaranteed by the U.S. Government or its agents or instrumentalities (including among others, U.S. Treasury obligations, Inflation Index Bonds and Strips, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association), high quality non-convertible debt of other issuers and money market instruments. Although the Portfolio invests primarily in high quality debt securities (as defined above), it may invest up to 25% of its total assets in securities rated Baa by Moody's Investors Services, Inc. or BBB by Standard and Poor's, or which if not rated, are of comparable quality as determined by the Portfolio's Investment Managers. The Portfolio is not required to sell a security if the rating or credit quality of the security deteriorates after its purchase. However, the Investment Managers will evaluate and monitor the quality of all investments, and will dispose of investments which have deteriorated in their creditworthiness or ratings as determined to be necessary to assure the Portfolio's overall investments are constituted in a manner consistent with its investment objective. Subject to certain limitations, the Portfolio may also invest in options on securities, interest rate futures and options on interest rate futures. The Portfolio may invest in futures and options on futures only for hedging and other non-speculative purposes.

         The Portfolio uses multiple Investment Managers with distinct investment styles. Hewitt Associates, LLC, the Fund's Investment Consultant, selects the Portfolio's Investment Managers (subject to approval of the Fund's Board of Directors) based on its consideration of a variety of factors, including the Investment Manager's investment style and performance record, as well as the characteristics of the Investment Manager's typical investments.

         The Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions, based upon their individual market analyses. Such analyses may consider, for example, interest rate trends and movements, yields, the quality and value (e.g., whether over- or under-valued) of particular securities, and the comparative risks and returns of alternative investment choices. The Portfolio has no minimum or maximum maturity with respect to the securities it may purchase. Its dollar-weighted average maturity may at times exceed 20 years and at other times fall below five years.

DIVERSIFIED EQUITY PORTFOLIO

         INVESTMENT OBJECTIVE. The investment objective of the Portfolio is long-term capital growth.

         PRINCIPAL INVESTMENT STRATEGIES. In pursuing its investment objective, the Portfolio normally invests at least 75% of its total assets in equity securities. These securities include common and preferred stocks, and other securities, such as convertible securities, warrants and stock options, having equity characteristics. The Portfolio may also invest in high quality debt obligations and, subject to certain limitations, in options on securities, stock index options, futures contracts and options on futures contracts. The Portfolio may invest in futures and options on futures only for hedging and other non-speculative purposes.

         The Portfolio uses multiple Investment Managers with distinct investment styles. The Investment Consultant selects the Portfolio's Investment Managers (subject to approval of the Fund's Board of Directors) based on its consideration of a variety of factors, including the Investment Manager's investment style and performance record, as well as the characteristics of the Investment Manager's typical investments.

The investment strategies of the Investment Managers will differ, but typically will emphasize securities which in their opinions contain one or more of the following characteristics:

- prices that are judged to be significantly below the intrinsic value of the company;

- favorable prospects for earnings growth;

- above average return on equity and dividend yield; and

- sound overall financial condition of the issuer.

         Investment Managers may determine to sell securities if it is believed that the characteristics above which led to the securities purchase, are no longer applicable. Additionally, securities might be sold, for example, if a "target price" has been achieved, anticipated positive developments fail to materialize or a stock becomes overweighted in the Portfolio.

BALANCED PORTFOLIO

         INVESTMENT OBJECTIVE. The investment objective of the Portfolio is to provide a combination of growth of capital and income.

         PRINCIPAL INVESTMENT STRATEGIES. In pursuing its investment objective, the Portfolio invests in equity securities for growth, in equity securities that offer both growth and income, and in fixed income securities (i.e., debt), some of which may be convertible into common stocks. The Portfolio invests no more than 75% of its total assets in equity securities and at least 25% of its total assets in fixed income securities. Equity securities in which the Portfolio invests include common and preferred stocks and other securities, such as convertible securities, warrants and stock options, having equity characteristics. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., rated Baa or higher by Moody's Investors Services, Inc. or BBB or higher by Standard and Poor's, or if unrated, of comparable quality as determined by the Investment Managers) and money market instruments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments. The Portfolio may also invest in futures and options on futures only for hedging and other non-speculative purposes.

         With respect to the fixed income portion of the Portfolio, the Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions, based upon their individual market analyses. Such analyses may consider, for example, interest rate trends and movements, yields, the quality and value (e.g., whether over- or under-valued) of particular securities, and the comparative risks and returns of alternative investment choices. With respect to equities, Investment Managers choose securities based upon a number of characteristics, based upon their individual investment strategies. These characteristics will differ, but may include, among others:

- prices that are judged to be significantly below the intrinsic value of the company;

- favorable prospects for earnings growth;

- above average return on equity and dividend yield; and

- sound overall financial condition of the issuer.

         Investment Managers may determine to sell securities if it is believed that the characteristics upon which they relied when purchasing the securities are no longer applicable. Additionally, securities might be sold, for example, if a "target price" has been achieved, anticipated positive developments fail to materialize, or a stock becomes overweighted in the Portfolio.

         The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets. The Fund's Investment Consultant selects Investment Managers (subject to approval of the Fund's Board of Directors) based on a variety of factors, including the Investment Manager's investment style and performance record, as well as the characteristics of the Investment Manager's typical investments. Investment policies are structured so as to allow the Investment Managers to pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares.


                          SUMMARY PORTFOLIO COMPARISON

                                                                        Investment in Debt
                                                                           Rated Baa by
                                                                         Moody's or BBB by
                          Anticipated Equity      Anticipated Debt          Standard &
     Portfolio               Investments*           Investments*              Poor's*                Objective
     ---------               ------------           ------------        ------------------           ---------
Limited Maturity
 Fixed Income                     0%                At least 75%             0%                High level of current
                                                                                                 income consistent
                                                                                               with preservation of
                                                                                               capital and liquidity

Full Maturity Fixed
  Income                          0%                At least 75%          Up to 25%               Highest level of
                                                                                                  income consistent
                                                                                                 with preservation of
                                                                                                      capital

Diversified Equity           At least 75%             Up to 25%              0%                   Long-term capital
                                                                                                       growth

Balanced                       Up to 75%            At least 25%          Up to 25%               Growth of capital
                                                                                                      and income


------------------------
*  As a percentage of total assets.

                                   MAIN RISKS

         An investment in the Fund, like any investment, is subject to certain risks. The value of a Portfolio's investments will increase or decrease. This will cause the value of the Portfolios' shares to increase or decrease, and a participant could lose money on its investment. The following describes, with respect to each Portfolio, the principal types of risks that the Portfolio is subject to. A Portfolio that does not list a particular risk may hold investments that are subject to that risk, but will not do so in a way that is expected to affect materially the Portfolio's overall performance.

                                LIMITED MATURITY FIXED INCOME PORTFOLIO
                                ---------------------------------------

RISK                          DESCRIPTION

Interest Rate and             The value of fixed income securities generally
Credit Risk                   will fall if interest rates rise. The value of
                              these securities may also fall as a result of other factors such as the financial condition of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Futures and Options on        Transactions involving futures and options on
Futures                       futures involve certain risks, even though such
                              transactions may be engaged in solely for hedging and other non-speculative purposes. A lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movement, could render a hedging strategy ineffective and could result in a loss.

                                FULL MATURITY FIXED INCOME PORTFOLIO
                                ------------------------------------

RISK                          DESCRIPTION

Use of multiple Investment    The investment styles employed by a Portfolio's
Managers                      Investment Managers may not be complementary and
                              may result in the Portfolio's holdings focusing on certain types of securities or positions which offset each other. This focus may benefit or harm the Portfolio's performance depending on the performance of those securities and the overall economic environment. The use of multiple
                              Investment Managers could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains.

Interest Rate and Credit      The value of fixed income securities generally
Risk                          will fall if interest rates rise. The value of
                              these securities may also fall as a result of other factors such as the financial condition of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Fixed income securities       Although debt securities rated below "high
rated below high quality      quality" generally offer a higher yield than high
                              quality-rated debt securities, they generally involve higher risks. They tend to be more subject to:

                              - Adverse changes in general economic conditions and in the industries in which their issuers are engaged;
                              - Changes in the financial conditions of their issuers; and
                              - Price fluctuations in response to changes in interest rates.

                              As a result, issuers of such debt securities are more likely than issuers of high quality debt to miss principal and interest payments or to default.

Futures and Options on        Transactions involving futures and options on
Futures                       futures involve certain risks, even though such
                              transactions may be engaged in solely for hedging and other non-speculative purposes. A lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movement, could render a hedging strategy ineffective and could result in a loss.

                                 DIVERSIFIED EQUITY PORTFOLIO
                                 ----------------------------

RISK                          DESCRIPTION

Use of multiple Investment    The investment styles employed by a Portfolio's
Managers                      Investment Managers may not be complementary and
                              may result in the Portfolio's holdings focusing on certain types of securities or positions which offset each other. This focus may benefit or harm the Portfolio's performance depending on the performance of those securities and the overall economic environment. The use of multiple
                              Investment Managers could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains.

Market Value Risk             The value of equity securities rise and fall based
                              upon a variety of factors including activities of the company that issued the stock, conditions related to the industry of the issuer and general market and economic conditions.

Futures and Options on        Transactions involving futures and options on
Futures                       futures involve certain risks, even though such
                              transactions may be engaged in solely for hedging and other non-speculative purposes. A lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movement, could render a hedging strategy ineffective and could result in a loss.

                                BALANCED PORTFOLIO
                                ------------------

RISK                          DESCRIPTION

Use of multiple Investment    The investment styles employed by a Portfolio's
Managers                      Investment Managers may not be complementary and
                              may result in the Portfolio's holdings focusing on certain types of securities or positions which offset each other. This focus may benefit or harm the Portfolio's performance depending on the performance of those securities and the overall economic environment. The use of multiple
                              Investment Managers could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains.

Market Value Risk             The value of equity securities rise and fall based
                              upon a variety of factors including activities of the company that issued the stock, conditions related to the industry of the issuer and general market and economic conditions.



Interest Rate and             The value of fixed income securities generally
Credit Risk                   will fall if interest rates rise. The value of
                              these securities may also fall as a result of other factors such as the financial condition of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. Fixed income securities having longer maturities involve greater risk of fluctuations in value.


Fixed income securities       Although debt securities rated below "high
rated below high quality      quality" generally offer a higher yield than high
                              quality-rated debt securities, they generally involve higher risks. They tend to be more subject to:


                              - Adverse changes in general economic conditions and in the industries in which their issuers are engaged;
                              - Changes in the financial conditions of their issuers; and
                              - Price fluctuations in response to changes in interest rates.

                              As a result, issuers of such debt securities are more likely than issuers of high quality debt to miss principal and interest payments or to default.

Futures and Options on        Transactions involving futures and options on
Futures                       futures involve certain risks, even though such
                              transactions may be engaged in solely for hedging and other non-speculative purposes. A lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movement, could render a hedging strategy ineffective and could result in a loss.



                                PAST PERFORMANCE

         The following bar charts illustrate the risks of investing in the Portfolios by showing how Portfolio performance has varied from year-to-year over a 10 year period(1). The table thereafter further illustrates the risks of investing in the Portfolios by showing how the Portfolios' performance for 1, 5 and 10 years compare with certain indices that measure broad market performance.


----------------------------------
(1) The information assumes reinvestment of dividends and distributions.

As with all mutual funds, past performance is not a prediction of future results.

                            YEAR-TO-YEAR TOTAL RETURN
                              AS OF 12/31 EACH YEAR
                              ---------------------


                   LIMITED MATURITY FIXED INCOME PORTFOLIO(2)
                   ------------------------------------------
                                     [GRAPH]

          1989     1990    1991    1992    1993    1994    1995    1996    1997    1998
          8.09%    8.18%   12.83%  3.58%   4.97%   0.33%   10.54%  4.09%   5.92%   6.32%

                     FULL MATURITY FIXED INCOME PORTFOLIO(3)
                     ---------------------------------------
                                     [GRAPH]

          1989     1990    1991    1992    1993    1994    1995    1996    1997    1998
          9.49%    7.08%   15.92%  5.72%   10.99% (-3.74)% 17.19%  2.24%   9.33%   7.98%





----------------------------------

(2) As of September 30, 1999, the total year-to-date return was 2.16%. Commencement date for the Portfolio was December 22, 1988.

(3) As of September 30, 1999, the total year-to-date return was (1.26)%. Commencement date for the Portfolio was October 20, 1988.

                               BALANCED PORTFOLIO(4)
                               ---------------------
                                     [GRAPH]

          1989     1990    1991    1992    1993    1994    1995    1996    1997    1998
          17.26%   (-5.07)% 27.97%  5.06%   10.76% (-1.94)%  25.04%  17.97%  24.44%  8.82%

                         DIVERSIFIED EQUITY PORTFOLIO(5)
                         -------------------------------
                                     [GRAPH]

          1989     1990    1991    1992    1993    1994    1995    1996    1997    1998
          19.12%  (-7.68)% 34.68%  9.51%   10.06% (-0.37)% 33.75%  23.37%  33.64%  16.66%

         During the periods shown in the bar chart, the highest and lowest quarterly returns of the Portfolios were as follows:

                         BEST AND WORST QUARTER RESULTS
                         ------------------------------
         PORTFOLIO                       BEST QUARTER                     WORST QUARTER
Limited Maturity Fixed Income           4.48% (4Q/91)                      (.70)% (1Q/92)

Full Maturity Fixed Income              6.08% (3Q/91)                     (3.00)% (1Q/96)

Diversified Equity                     20.92% (4Q/98)                    (15.57)% (3Q/90)

Balanced                               12.71% (4Q/98)                     (8.13)% (3Q/90)



----------------------------------

(4) As of September 30, 1999, the total year-to-date return was 2.95%. Commencement date for the Portfolio was October 20, 1988.


(5) As of September 30, 1999, the total year-to-date return was 3.41%. Commencement date for the Portfolio was October 20, 1988.

                           AVERAGE ANNUAL TOTAL RETURN
                              AS OF 12/31 EACH YEAR
                              ---------------------

         PORTFOLIO                COMPARATIVE INDEX            1 YEAR             5 YEARS             10 YEARS
Limited Maturity Fixed                                          6.32%               5.39%                6.43%
Income
                              Lehman Brothers                   5.05%               6.30%                6.83%
                              Government 1-3 Year Bond
                              Index

Full Maturity Fixed Income                                      7.98%               6.37%                8.06%


                              Lehman Brothers                   8.67%               7.27%                9.25%
                              Aggregate Bond Index
Diversified Equity                                             16.66%              20.71%               16.43%


                              S&P 500 Stock Index              28.70%              24.09%               19.22%


Balanced                                                        8.82%              14.39%               12.50%


                              S&P 500 Stock Index(6)           28.70%              24.09%               19.22%


                              Lehman Brothers                   8.67%               7.27%                9.25%
                              Aggregate Bond Index



------------------------

(6) The Balanced Portfolio may invest more or less than 50% of its assets in equity securities. During the 10 year period ended December 31, 1998, the Portfolio generally invested more than 50% of its assets in equity securities.

                                FEES AND EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            FULL MATURITY      LIMITED MATURITY         DIVERSIFIED            BALANCED
                                             FIXED INCOME        FIXED INCOME             EQUITY               PORTFOLIO
Maximum Sales Charge (Load)                      None               None                   None                  None
imposed on purchases (as a percentage
of offering price)

Maximum Deferred Sales Charge                    None               None                   None                  None
(Load)

Maximum Sales Charge (Load)                      None               None                   None                  None
imposed on reinvestment of dividends

Redemption Fees                                  None               None                   None                  None

Exchange Fees                                    None               None                   None                  None

                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                    LIMITED
                                              FULL MATURITY      MATURITY FIXED      DIVERSIFIED
                                               FIXED INCOME          INCOME             EQUITY            BALANCED
                                                PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                ---------          ---------          ---------          ---------
Management Fees                                    None               None               None               None
Distribution and Service (12b-1) Fees              None               None               None               None
Other Expenses
     1.  Custody fees                              0.03%              0.02%              0.02%              0.05%
     2.  Audit, legal, administration and
         miscellaneous                             0.13%              0.10%              0.08%              0.13%
     3.  Fee to Hewitt Associates LLC(7)           0.50%              0.50%              0.75%              0.75%
                                                   -----              -----              -----              -----
         Total Other Expenses                      0.66%              0.62%              0.85%              0.93%
                                                   -----              -----              -----              -----
Total Annual Portfolio Operating Expenses          0.66%              0.62%              0.85%              0.93%
                                                   -----              -----              -----              -----
                                                   -----              -----              -----              -----

EXAMPLE: The following examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

         The examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:




------------------------

(7) As discussed below, shareholders will incur this fee individually as participants in the American Hospital Association Investment Program. The table assumes the standard fee applicable for the standard level of Program Services.

                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                  ------      -------      -------     --------
Full Maturity Fixed Income         $ 70         $220        $380       $  850

Limited Maturity Fixed Income      $ 60         $200        $350       $  780

Diversified Equity                 $ 90         $280        $480       $1,070

Balanced Portfolio                 $100         $300        $520       $1,160



                                    PORTFOLIO
                          INVESTMENTS AND RELATED RISKS

         The Portfolios may use various investment instruments and practices in pursuing their investment programs. Descriptions of the primary instruments and practices used by the Portfolios and the principal risks associated with them are set forth above in the Sections "Objective and Strategy" and "Main Risks". Information regarding the Portfolios' non-primary investment practices and their associated risks, as well as additional information concerning risks associated with the Portfolio's primary investment practices, are discussed below.

         Participants should consider each Portfolio as a supplement to an overall investment program and should invest in a Portfolio only if willing to undertake the risks involved. Changes in the value of a Portfolio's investments will result in changes in the value of the Portfolios' shares, and thus the Portfolio's total return to participants.

FOREIGN SECURITIES

         Each Portfolio is permitted to invest up to 10% of the value of its total assets in securities of foreign issuers. In addition, each Portfolio may invest up to 20% of its total assets in American Depositary Receipts ("ADRs") and securities of Canadian issuers registered under the Securities Exchange Act of 1934. These investments involve risks not associated with investments in U.S. securities, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in an Investment Manager misjudging the value of certain securities or result in a significant loss in the value of those securities.

ILLIQUID SECURITIES

         Each Portfolio may invest up to 10% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. Illiquid securities involve the risk that a Portfolio will not be able to sell them when desired or at a favorable price.

OPTIONS AND WARRANTS

         Options and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. Each Portfolio may, but is not obligated to, engage in options transactions. The Diversified Equity Portfolio and the Balanced

Portfolio may trade in options on securities and options on stock indices as well as invest in warrants and rights. The Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio may trade in options on securities. Any options on securities on stock indices that are written by the Portfolios must be "covered". This means that the Portfolio must hold the underlying security or segregate assets in the amount of its option position.

         A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

         Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

         Use of derivative instruments like options, rights and warrants can increase the volatility of a Portfolio. They may entail investment exposures that are greater than their costs would suggest. This means that a small investment in these instruments could have a large potential positive or negative impact on a Portfolio's performance. If a Portfolio invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Portfolio's return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in prices, which could also cause losses to the Portfolios. No Portfolio will purchase a call or put option on a security or a stock index if as a result the premium paid for the option, together with premiums paid for all other options on securities and options on stock indices then held by that Portfolio, exceed 10% of the value of the Portfolio's total assets. In addition, a Portfolio may not write options on securities or stock indices with aggregate exercise prices in excess of 30% of the value of the Portfolio's total assets measured at the time an option is written.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

         Each Portfolio may, but is not obligated to, engage in transactions involving the purchase of futures contracts and options on futures contracts for hedging purposes and for other non-speculative purposes. The Diversified Equity Portfolio and the Balanced Portfolio may purchase and sell stock index futures contracts. The Limited Maturity Fixed Income Portfolio, the Full Maturity Fixed Income Portfolio and the Balanced Portfolio may purchase and sell interest rate futures contracts. All Portfolios may purchase and write call and put options on the futures contracts in which they may effect transactions and may enter into closing transactions with respect to such options to terminate existing positions. The Portfolios may hedge up to the full value of their portfolios through the use of futures and options on futures. However, a Portfolio will not purchase or sell a stock index or interest rate future or an option on such future if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and premiums paid for options on such futures which are still outstanding would exceed 5% of the value of the Portfolio's total assets.

         Stock index futures contracts are agreements by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. No physical delivery of the stocks comprising the index is made. Interest rate futures contracts are agreements by which two parties agree to take or make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price.

         Options on futures are similar to options on securities, except than an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Purchases of options on futures may present less risk than the purchase and sale of the underlying futures contracts because the potential loss to a Portfolio is limited to the premium paid, plus related transaction costs. The writing of options on futures, however, does not present less risk than the purchase and sale of the underlying futures contracts and only constitutes a partial hedge up to the amount of premium income received. If an option on a futures contract written by a Portfolio is exercised, the Portfolio may suffer a loss.

         Futures contracts and options on futures contracts, like options on securities, are forms of derivative instruments and entail many of the same risks. A small investment in a futures contract or related option, like an investment in an option on a security, could have a large potential positive or negative impact on a Portfolio's performance relative to the investment.

         It is expected that there will generally be a close, but not perfect, correlation between the futures contracts and related options used and the securities subject to a hedge. In addition, there can be no assurance that liquid secondary markets will exist for all futures contracts purchased and sold by the Portfolios. Under these conditions, a Portfolio may be required to maintain a position until exercise or expiration, which could result in a loss. Certain other risks related to trades in futures and options on futures are discussed above under the section heading "Main Risks".

TEMPORARY DEFENSIVE INVESTMENTS

         During periods of adverse market or economic conditions, the Diversified Equity and Balanced Portfolios may temporarily invest all or a substantial portion of their assets in high quality, fixed income securities, money market instruments, or they may hold cash. These Portfolios will not be pursuing their investment objectives in these circumstances. The Portfolios may also hold these investments for liquidity purposes.

OTHER INVESTMENTS

         The Portfolios may make other types of investments, including investments in other derivative instruments, and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks, are described in the Statement of Additional Information.

YEAR 2000 ISSUES

         Many computer software systems in use today recognize dates using a two digit year code. These systems cannot distinguish between the years preceding the year 2000 and years beginning after 1999. This is known as the "Year 2000" problem. Most of the services provided to the Portfolios depend on the smooth functioning of computer systems. Any failure to adapt these systems prior to the year 2000 could interfere with the proper operations of the Portfolios. In addition, because the Year 2000 problem affects virtually all organizations, companies in which the Portfolios invest could be adversely impacted by this issue. Although this Year 2000 problem could have a negative impact on the Portfolios and their operations, the Portfolios are working to avoid the problem and to obtain assurances from their service providers that they are taking similar steps. The Investment Managers consider the Year 2000 problem in making investment decisions for the Portfolios.

PORTFOLIO TURNOVER

         There are no fixed limitations regarding portfolio turnover. Although the Portfolios generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio may be higher than that of other investment companies and portfolios with similar investment objectives. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Portfolio will not exceed 200%, and that the portfolio turnover rate of the Diversified Equity Portfolio and the equity segment of the Balanced Portfolio will not exceed 150%. The Balanced Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Decisions to buy and sell securities are made by the Portfolios' Investment Managers for the assets assigned to them. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.


                             MANAGEMENT OF THE FUND

         The Fund's Board of Directors is responsible for overseeing the general operations of the Fund and the Portfolios and is responsible for reviewing and approving the Fund's contracts with Hewitt and the Investment Managers. The Fund's officers are all principals or employees of Hewitt or employees of the American Hospital Association. The officers are responsible for the daily management and administration of the Fund's operations. Investment Managers of the Portfolios are responsible for the investment of the assets or segments of the Portfolios assigned to them.

HEWITT ASSOCIATES LLC

         Participants in the AHA Investment Program receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. Hewitt Associates LLC, 100 Half Day Road, Lincolnshire, Illinois serves as the Fund's Investment Consultant. Hewitt consults with each participant to define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the participant's assets among different asset classes.

         Hewitt is also responsible for evaluating, nominating and monitoring the Fund's Investment Managers, and providing certain additional services to the Fund. Hewitt provides the following services and facilities to the Fund, among others: the supervision, monitoring and evaluation of services provided by the Investment Managers and of administrative, accounting and other services provided by the custodian and its affiliate; development of investment programs; recommendation of Investment Managers for approval by the Board of Directors; allocation of assets among Investment Managers for the Portfolios with more than one Investment Manager; and furnishing such office space, equipment and personnel as are required to perform such services. Hewitt is a limited liability company having 430 principals and is engaged in providing a variety of consulting services, principally in the areas of employee benefits, compensation and asset management. Since the 1960s, Hewitt has provided asset management, allocation and manager selection consulting services to institutional investors, including employee benefit plans.

         The following officers and employees of Hewitt are primarily responsible for overseeing the Investment Managers:

         - Ronald A. Jones, who has been President of the Fund since 1990 and an Investment Consultant of Hewitt since January, 1978.

         - Timothy G. Solberg, who has been the Marketing Director of the AHA Investment Program since September, 1989.

INVESTMENT MANAGERS

         The assets of the Portfolios are allocated among the Investment Managers listed under "Investment Manager Profiles" at the end of this Prospectus. Investment Managers are selected based upon their expertise in a particular investment technique. Hewitt may change the allocation of assets among these Investment Managers. Hewitt may also hire new Investment Managers or terminate the services of existing Investment Managers at any time subject to the approval of the Board of Directors.

         The Fund has obtained an exemptive order from the Securities and Exchange Commission, based upon the structure of the Fund under which Hewitt selects and pays the fees of the Investment Managers, such that the Fund's agreements with the Investment Managers need not be approved by shareholders. Among other things, the order also exempts the Fund from the need to disclose in various documents, including this Prospectus, the fees of the Investment Managers. Participants holding shares of a Portfolio will be notified promptly when a new Investment Manager is assigned to that Portfolio. Subject to supervision by the Fund's Board of Directors, each Investment Manager has complete discretion as to the purchase and sale of investments for its segment of a Portfolio consistent with the Portfolio's investment objective, policies and restrictions. Although the activities of the Investment Managers are subject to general supervision by the Fund's Board of Directors and officers, none of the Board, the officers nor Hewitt evaluates the merits of individual investment selections or investment decisions made by the Investment Managers.

         The fees of each Investment Manager are paid by Hewitt. These fees presently are each computed as a percentage of assets under management and do not involve any performance or incentive fees. Brokerage transactions in securities purchased and sold by the Portfolios may be effected through brokerage affiliates of the Investment Managers (or an Investment Manager if it is a registered broker-dealer) which will receive commissions for their services.

                                EXPENSES AND FEES

         The Portfolios pay all of their expenses other than those expressly assumed by Hewitt. Portfolio expenses are deducted from the Portfolio's total income before dividends are paid. Expenses of the Portfolios include but are not limited to: fees of the Fund's independent public accountants, transfer agent, registrar, custodian, dividend disbursing agent fees and expenses; shareholder and administrative servicing, accounting and recordkeeping fees and expenses; taxes; brokerage fees and commissions; interest; costs incident to corporate meetings, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Fund's corporate existence; legal fees; fees to federal and state authorities for the registration of shares; directors' fees and expenses to directors who are not principals, employees or officers of Hewitt or the American Hospital Association; and any extraordinary expenses of a non-recurring nature.

         The Fund and the Portfolios do not pay any fees to Hewitt. Hewitt is compensated for its services by fees it is paid by participants (sometimes referred to as the "program services fee"). Hewitt is responsible for paying the fees of the Investment Managers.

         Fees paid by participants to Hewitt may vary based upon a number of factors, including the level of services provided to a participant and the amount of assets committed by the participant. In certain cases, minimum fees may be applicable to compensate Hewitt for its consulting services. Hewitt's fees also vary based upon the particular Portfolios in which a participant's assets are invested. For Hewitt's standard level of service, a participant's fee is presently determined and payable quarterly by applying one-fourth of the following annual percentage rates to the participant's average daily assets invested in the Portfolios: .75% of assets invested in the Diversified Equity Portfolio and the Balanced Portfolio; and .50% of assets invested in the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio. Reduced fees may be negotiated by Hewitt with participants committing in excess of $50 million, and in other special circumstances.

                                HOW TO BUY SHARES

         Shares of each Portfolio are available only to participants in the American Hospital Association Investment Program and to the American Hospital Association (and its affiliated companies) which have entered into program agreements with Hewitt. Shares may be purchased on a continuous basis directly from the Fund at the net asset value per share of the Portfolio next calculated after receipt of a purchase order and federal funds. Shares are not available for purchase by individuals. Shares may be redeemed (see "How to Redeem Shares"), but are non-transferable.

         Orders to purchase shares and federal funds in the amount of the purchase order must be received by the Fund's custodian prior to 4:00 p.m. Eastern time to be effected on that day. The minimum initial investment in the Fund is $1 million. The initial minimum investment and subsequent investments in any Portfolio is $100,000. These minimum investment requirements may be waived for participants that do not have available for investment assets sufficient to satisfy the minimums.

PURCHASE BY MAIL: Participants may purchase shares of one or more Portfolios by sending a check drawn on a U.S. bank and made payable to AHA Investment Funds, Inc., together with a completed application form, to: AHA Investment Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Purchase orders will be effected at the net asset value per share next computed after the check has been converted into federal funds. Checks drawn on a member bank of the Federal Reserve System will normally be converted into federal funds within two business days of receipt; however, checks drawn on other banks may take considerably longer. Prior to conversion into federal funds, an investor's money will not be invested in the Fund. Shares purchased by check will not be entitled to dividends until the day following receipt of federal funds. Checks are accepted subject to collection. Payment for redemptions of shares purchased by check may be delayed to assure that the purchase check clears, which may take up to 15 days from the date of purchase.

PURCHASE BY WIRE: The purchase of shares can be expedited by wiring federal funds to the custodian. This procedure avoids the delays and restrictions that apply in the case of shares purchased by check. To wire federal funds to the custodian, funds should be transmitted to:

                            Firstar Bank Milwaukee, N.A.
                            Account of Firstar Mutual Fund Services, LLC
                            777 East Wisconsin Ave.
                            Milwaukee, WI
                            ABA Number 075000022
                            For Credit to AC #112-952-137
                            Account Name:  Name of Investor
                            Portfolio Name:

                                   Limited Maturity Fixed Income Portfolio (051) Full Maturity Fixed Income Portfolio (052) Diversified Equity Portfolio (053)
                                   Balanced Portfolio (054)

         ALL PURCHASE ORDERS MUST SPECIFY THE PORTFOLIO OR PORTFOLIOS IN WHICH INVESTMENTS ARE TO BE MADE.

         For further information regarding the procedures to be used when purchasing shares, please call: 1 (800) 445-1341.

         The Fund reserves the right in its sole discretion to reject any order for purchase of shares (including purchase by exchange) when in the judgment of management such rejection is in the best interest of the Fund.

SHARE PRICE

         Net asset value per share is computed separately for each Portfolio once daily as of the close of trading on the New York Stock Exchange (presently 4:00 p.m., New York time). A Portfolio's net asset value per share may also be computed on other days when there is a sufficient degree of trading in the securities held by that Portfolio if a purchase or redemption request is received on that day. The net asset value per share will not be determined on holidays observed by the New York Stock Exchange.

         Net asset value per share for each Portfolio is calculated by dividing the market value of all of the Portfolio's investments plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses, but excluding capital and surplus), by the number of shares of that Portfolio outstanding. Prices of shares of each Portfolio fluctuate daily based on changes in the values of securities held by that Portfolio. If market quotations are not readily available, a security is valued at fair value as determined under procedures adopted by the Board of Directors of the Fund. Debt securities held by the Portfolios with remaining maturities of 60 days or less are valued at amortized cost, absent unusual circumstances.

                              HOW TO REDEEM SHARES

WRITTEN REDEMPTION REQUESTS

         Participants may redeem all or any portion of the shares they own of a Portfolio on any business day. Shares are redeemed at their current net asset value next determined after a request in proper form is received as described below. The business days on which net asset values are determined are described under "How to Buy Shares -- Share Price." If stock certificates have been issued, they must be forwarded to the Transfer Agent together with a written request for redemption and a stock power, each signed on behalf of the registered shareholder by an authorized signatory. If no certificates have been issued, only a properly signed written redemption request need be submitted.

         All requests to redeem shares should be sent to:

                           AHA Investment Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           P.O. Box 701
                           Milwaukee, WI 53201-0701

         For further information regarding the procedures to be used for redemptions, please call: 1 (800) 445-1341.

         Payment of redemption proceeds will ordinarily be made within seven days by wire transfer of federal funds to the participant's account at a commercial bank which is a member of the Federal Reserve System. The bank account must be designated by the participant on the application form used in opening an account with the Fund. Upon request, redemption proceeds will be paid by check mailed to the participant's address of record. The Fund does not currently impose a fee for wire redemptions, but reserves the right to impose such a fee in the future.

         The Fund reserves the right to suspend the right of redemption or postpone the date of payment (including redemption through an exchange of shares) if unlikely emergency conditions, which are specified in the Investment Company Act of 1940 or determined by the Securities and Exchange Commission, should exist.

         EXPEDITED REDEMPTION PROCEDURES. Participants may redeem shares by telephone, avoiding the need to submit a written redemption request, provided that certificates for shares have not been issued. Arrangements for telephone redemptions must be established prior to the time of redemption. Please call the Transfer Agent at 1 (800) 445-1341 for further information.

         In the event a shareholder cannot reach the Transfer Agent to place a telephone redemption order as a result of telephone system problems or during periods of unusual economic or market change, a redemption request may be expedited by sending a written request by overnight service to:

                           AHA Investment Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           615 East Michigan Street, 3rd Floor
                           Milwaukee, WI 53202

         The Fund's transfer agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extent these procedures are used, none of the Fund, Hewitt or the Transfer Agent will be liable for any loss due to fraudulent or unauthorized telephone instructions.

         INVOLUNTARY AND AUTOMATIC REDEMPTION. The Board of Directors has the authority to redeem the accounts of a participant having an aggregate value, as a result of redemptions, of less than $1 million in all Portfolios or such lesser amount as may be established by the Board. In these situations, the participant will be notified that the account will be redeemed, and the proceeds paid to the participant, unless additional investments are made to increase the account value to $1 million or such other determined amount within 60 days. The Fund does not presently intend to utilize this procedure, but reserves the right to do so. In addition, under the Program

Agreements with Hewitt, shares may be automatically redeemed if the Program Agreement is terminated or if the participant fails to pay applicable fees.

                               EXCHANGE PRIVILEGE

         Shares of any Portfolio may be exchanged for shares of any other Portfolio of the Fund on the basis of the respective net asset values of the Portfolios at the time of exchange. Exchanges must be in the amount of $100,000 or more.

         An exchange involves the redemption of shares of one Portfolio and investment of the redemption proceeds in shares of another Portfolio. Redemption will, except as noted below, be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Portfolio to be acquired will be purchased when the proceeds from redemption become available (normally on the day the request is received, but under certain circumstances up to seven days thereafter if a Portfolio determines to delay the payment of redemption proceeds) at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Portfolio whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes.

         Before making an exchange, participants should review the investment objectives and policies of the Portfolios and should consider their differences. Instructions to effect an exchange may be given in writing or by telephone. The exchange privilege is not available by telephone if certificates for the shares to be exchanged have been issued. To effect an exchange, or for further information, please contact the Transfer Agent at: 1 (800) 445-1341. In the event the Transfer Agent cannot be reached by telephone as a result of telephone system problems or during periods of unusual economic or market changes, an order to exchange shares may be expedited by sending a written request by overnight service to:

                           AHA Investment Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           615 East Michigan Street, 3rd Floor
                           Milwaukee, WI 53202

         The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use upon not less than sixty days written notice to participants.

         As in the case of telephone redemption requests, the transfer agent employs reasonable procedures to confirm that telephone exchange instructions are genuine. To the extent these procedures are used, none of the Fund, Hewitt, or the Transfer Agent will be liable for any loss due to fraudulent or unauthorized telephone exchange instructions.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes.

         It is expected that dividends from net investment income will be declared and paid on the following schedule:

   DECLARED                   PAYABLE                                  PORTFOLIOS
   --------                   -------                                  ----------
Daily           Last day of each month.                Limited Maturity Fixed Income Portfolio
                                                       Full Maturity Fixed Income Portfolio

Quarterly       Mid:  March, June, September, and      Diversified Equity Portfolio
                December                               Balanced Portfolio

         Distributions of capital gains, if any, generally will be paid once a year. An additional distribution will be paid if required for a Portfolio to avoid imposition of a federal income or excise tax on undistributed capital gains. Dividends and other distributions will be reinvested unless the participant instructs the Fund otherwise.

TAXES

         Because the Portfolios intend to distribute all of their net investment income and capital gains to shareholders, it is not expected that the Portfolios will be required to pay any federal income taxes. The Portfolios may be subject to nominal, if any, state taxes. Should a Portfolio fail to distribute the amount required by the Internal Revenue Code to be distributed during any calendar year, the Portfolio would be required to pay a four percent, nondeductible excise tax on the amount of the under-distribution.

         Shareholders that are subject to federal income taxation normally will have to pay any applicable federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Portfolios, whether paid in cash or in additional shares. Redemptions of shares (including redemptions to pay fees to Hewitt if a shareholder has elected to pay fees in such manner) and exchanges of shares among the Portfolios will result in the recognition of any gain or loss for federal income tax purposes for those shareholders subject to federal income taxation.

         The tax status of the dividends and distributions for each calendar year will be detailed in each participant's annual tax statement from the Fund.

                          FUND PERFORMANCE INFORMATION

         From time to time the Fund may provide reports of a Portfolio's total return performance or yield to shareholders and prospective investors in advertisements and other materials. Certain sales materials, but not advertisements, may quote distribution rates for the Portfolios. These reports are based upon investment results during specified periods and in the case of total return, assume reinvestment of all dividends and capital gains, if any, paid during that period. Quotations of total return, yield and distribution rate are adjusted to include the effect of the standard fees that participants pay to Hewitt. These adjustments are made by using the applicable fees for Hewitt's standard level of service for the average size shareholder account in the Portfolio. Because dividends, net asset value and expenses of the Portfolios will fluctuate, any given report of total return, yield or distribution rate should not be considered as representative or a prediction of a Portfolio's performance for any specified period in the future. Rankings, ratings and comparisons appearing in publications such as Money, Forbes, and similar sources, or based upon data disseminated by Lipper Analytical Services Inc., Morningstar, Inc. or other similar services, and comparisons to recognized market indices, may also be used in advertisements and other materials. Certain additional comparisons may also be made. See "Performance Information" in the Statement of Additional Information.

YIELD QUOTATIONS

         Yield quotations may be disseminated by the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio and used in advertising and sales materials. They are based on historical earnings and will reflect net investment income generated over a 30 day period based on the average number of shares of the Portfolio outstanding entitled to receive dividends over the period. This income is then "annualized" and shown as a percentage of the shareholder's investment at net asset value per share on the last day of the period.

         Yield quotations do not generally reflect the impact of changes in net asset value on an investor's return.

TOTAL RETURN

         The total returns of the Portfolios may also be disseminated. Total return is calculated by determining the difference between the net asset value of all shares held at the end of the period for each share held at the beginning of the period (assuming reinvestment of dividends and other distributions), and then dividing that difference by the net asset value per share at the beginning of the period. These calculations implicitly reflect the compounding of dividends and distributions by assuming reinvestment. The average annual compounded rate of return is the yearly rate that, when applied evenly to each annual period and compounded, would produce the total return for the period quoted. Unlike yield and distribution rate quotations, total return reflects all changes in a Portfolio's net asset value.

                              FINANCIAL HIGHLIGHTS

         The following financial highlights tables summarize the financial performance of the Portfolios for the past 5 years. Certain information reflects financial results for a single Portfolio share throughout each year or period ended June 30. The total returns in the table represent how much a participant's investment in the Portfolio would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolios' financial statements, are included in the Fund's annual report, which is available without charge upon request.

FULL MATURITY FIXED INCOME PORTFOLIO

                                                          JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                          --------      --------      --------     --------      --------
                                                            1995          1996          1997          1998         1999
                                                            ----          ----          ----          ----         ----
  Net Asset Value, Beginning of Period..............       $9.48         $9.88         $9.63         $9.79        $10.18

  Income From Investment Operations:

  Net investment income.............................        0.65          0.65          0.65          0.64          0.60

  Net realized and unrealized gain (loss) on
  investments and futures...........................        0.40         (0.25)         0.16          0.39         (0.33)

  Total Income from Investment Operations...........        1.05          0.40          0.81          1.02          0.27

  Less Distributions:

  Net investment income.............................       (0.65)        (0.65)        (0.65)        (0.64)        (0.60)

  Net realized capital gain (loss)..................        0             0             0             0             0

  Total Distributions...............................       (0.65)        (0.65)        (0.65)        (0.64)        (0.60)

  Net Asset Value, End of Period....................       $9.88         $9.63         $9.79        $10.18         $9.85

  Total Return on Net Asset Value(A)................       10.99%         3.58%         8.09%        10.20%         2.11%

  Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands)..........     $39,874       $53,292       $50,796       $71,829       $73,420

  Ratio of Expenses to Average Net Assets(B)........        0.21%         0.21%         0.21%         0.17%         0.16%

  Ratio of Net Investment Income to
  Average Net Assets(B).............................        6.88%         6.52%         6.63%         6.19%         5.90%

  Portfolio Turnover Rate...........................      279.42%       283.13%       304.93%       178.52%       273.61%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.
(B) Ratios include all standard management fees and expenses except for the program services fee.

LIMITED MATURITY FIXED INCOME PORTFOLIO

                                                          JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                          --------      --------      --------     --------      --------
                                                            1995          1996          1997          1998         1999
                                                            ----          ----          ----          ----         ----
Net Asset Value, Beginning of Period...............      $10.09        $10.22        $10.12        $10.16        $10.22

Income From Investment Operations:

  Net investment income............................        0.62          0.62          0.61          0.60          0.53

  Net realized and unrealized gain (loss) on
    investments and futures........................        0.13         (0.10)         0.04          0.06         (0.02)

    Total Income from Investment Operations........        0.75          0.52          0.65          0.66          0.51

Less Distributions:

  Net investment income............................       (0.62)        (0.62)        (0.61)        (0.60)        (0.53)

  Net realized capital gain (loss).................        0             0             0             0             0

    Total Distributions............................       (0.62)        (0.62)        (0.61)        (0.60)        (0.53)

Net Asset Value, End of Period.....................      $10.22        $10.12        $10.16        $10.22        $10.20

Total Return on Net Asset Value(A).................        7.19%         4.66%         6.03%         6.11%         4.59%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands).........     $186,856      $201,196      $141,023      $129,717      $104,675

  Ratio of Expenses to Average Net Assets(B).......        0.12%         0.10%         0.12%         0.12%         0.12%

  Ratio of Net Investment Income to Average Net
    Assets(B)......................................        6.17%         6.03%         6.04%         5.92%         5.30%

  Portfolio Turnover Rate..........................      155.12%       132.75%       121.70%       144.97%       176.78%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.
(B) Ratios include all standard management fees and expenses except for the program services fee.

DIVERSIFIED EQUITY PORTFOLIO

                                                          JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                          --------      --------      --------     --------      --------
                                                            1995          1996          1997          1998         1999
                                                            ----          ----          ----          ----         ----
Net Asset Value, Beginning of Period...............      $13.90        $14.76        $17.59        $20.72        $20.37

Income From Investment Operations:

  Net investment income............................        0.29          0.35          0.34          0.32          0.29

  Net realized and unrealized gain on investments
   and futures.....................................        2.34          3.57          5.18          4.14          3.42

   Total Income from Investment Operations.........        2.63          3.92          5.52          4.46          3.71

Less Distributions:

  Net investment income............................       (0.29)        (0.35)        (0.34)        (0.32)        (0.29)

  Net realized capital gain (loss).................       (1.48)        (0.74)        (2.05)        (4.49)        (1.64)

   Total Distributions.............................       (1.77)        (1.09)        (2.39)        (4.81)        (1.93)

Net Asset Value, End of Period.....................      $14.76        $17.59        $20.72        $20.37        $22.15

Total Return on Net Asset Value(A).................       20.11%        26.42%        32.97%        24.05%        18.90%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands).........     $39,634       $54,435       $70,590       $85,736      $126,892

  Ratio of Expenses to Average Net Assets(B).......        0.31%         0.18%         0.17%         0.14%         0.10%

  Ratio of Net Investment Income to Average Net
   Assets(B).......................................        2.30%         2.09%         1.83%         1.51%         1.43%

  Portfolio Turnover Rate..........................       68.12%        57.76%        67.31%        65.82%        74.35%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

BALANCED PORTFOLIO

                                                          JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                          --------      --------      --------     --------      --------
                                                            1995          1996          1997          1998         1999
                                                            ----          ----          ----          ----         ----
Net Asset Value, Beginning of Period...............      $11.66        $12.63        $13.38        $14.86        $14.61

Income From Investment Operations:

  Net investment income............................        0.32          0.41          0.37          0.41          0.36

  Net realized and unrealized gain on investments
   and futures.....................................        1.44          1.98          2.65          2.01          1.45

   Total Income from Investment Operations.........        1.76          2.39          3.02          2.42          1.81

Less Distributions:

  Net investment income............................       (0.32)        (0.41)        (0.39)        (0.44)        (0.35)

  Net realized capital gain (loss).................       (0.47)        (1.23)        (1.15)        (2.23)        (1.37)

   Total Distributions.............................       (0.79)        (1.64)        (1.54)        (2.67)        (1.73)

Net Asset Value, End of Period.....................      $12.63        $13.38        $14.86        $14.61        $14.69

Total Return on Net Asset Value(A).................       14.97%        19.20%        23.23%        16.79%        13.10%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands).........     $46,646       $43,130       $52,137       $59,360       $63,301

  Ratio of Expenses to Average Net Assets(B).......        0.21%         0.23%         0.23%         0.18%         0.18%

  Ratio of Net Investment Income to Average Net
   Assets(B).......................................        4.12%         3.08%         2.81%         2.86%         2.55%

  Portfolio Turnover Rate..........................      160.41%       146.69%       173.60%       169.04%       206.43%

-----------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.
(B) Ratios include all standard management fees and expenses except for the program services fee.

                               GENERAL INFORMATION

AMA COALITION OF TOBACCO-FREE INVESTMENTS

         The Fund is a member of the American Medical Association ("AMA") Coalition of Tobacco-Free Investments and has adopted a non-fundamental policy under which the Portfolios will not purchase the stocks or bonds of companies that are identified by the AMA as engaged in growing, processing or otherwise handling tobacco. If a Portfolio holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice. (The AMA does not endorse any investment vehicle and does not guarantee any rate of return.)

ARRANGEMENTS WITH AHA AND OTHER ORGANIZATIONS

         The American Hospital Association has granted Hewitt a non-exclusive right to use the name "American Hospital Association" and derivations thereof in connection with the AHA Investment Program and the Fund. Hewitt pays a royalty for these rights. Any termination of the licensing arrangement would require the Fund promptly to take steps to change its name. For its assistance to Hewitt in making the Program available to members of AHA and their affiliated organizations, and in communicating to members, Hewitt also pays from its own resources a fee to American Hospital Association. Similar fees may be paid by Hewitt to other organizations which provide similar services. The Fund may contract directly with American Hospital Association for certain non-distribution related services such as printing.

CONTROL PERSONS

         As of July 31, 1999, American Hospital Association may be deemed to control the Fund through its direct and indirect beneficial ownership of more than 25 percent of the Fund's outstanding shares. In addition, as of such date, American Hospital Association and American Hospital Association Retirement Trust may be deemed to control the Limited Maturity Fixed Income, Full Maturity Fixed Income, Balanced and Diversified Equity Portfolios through their direct and indirect beneficial ownership of more than 25 percent of the outstanding shares of such Portfolios.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Firstar Bank Milwaukee acts as custodian for the Fund. As custodian, Firstar holds all securities and cash of the Portfolios. The custodian is authorized to deposit securities in securities depositories and to use sub-custodians approved by the Fund. Firstar Mutual Fund Services, LLC serves as the Fund's transfer agent, dividend disbursing agent and registrar and acts as shareholder servicing agent. It also provides the Fund with accounting services.

                           INVESTMENT MANAGER PROFILES

         The Investment Managers have no affiliation with Hewitt or the Fund's officers and directors. Each Investment Manager is principally engaged in managing institutional investment accounts. They may also serve as managers or advisers to other investment companies and other clients, including clients of Hewitt.

         The present Investment Managers of the Fund, and the year in which they commenced providing services to the Portfolios are as follows:

LIMITED MATURITY FIXED INCOME PORTFOLIO   DIVERSIFIED EQUITY PORTFOLIO
The Patterson Capital Corporation (1988)  Cambiar Investors, Inc. (1988)
                                          Investment Research Company (1993)

FULL MATURITY FIXED INCOME PORTFOLIO      BALANCED PORTFOLIO
Firstar Investment Research &             Western Asset Management
   Management Company, LLC (1996)           Company (1995)
Western Asset Management                  Cambiar Investors, Inc. (1993)
   Company (1995)                         Investment Research Company (1999)


         The following profiles set forth information regarding the Investment Managers and the persons (or groups) within such organizations responsible for making investment decisions for the Portfolios:

         CAMBIAR INVESTORS, INC., 8400 E. Prentice Avenue, Englewood, Colorado 80111, is a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. Cambiar was organized in 1973 and has approximately $2.1 billion of assets under management.

Michael S. Barish                         Michael J. Gardner
President                                 Vice President
Cambiar Investors, Inc. (1973-present)    Cambiar Investors, Inc. (1995-present)
AHA Investment Funds, Inc.                Simmons & Company (1991-1995)
Portfolio Manager (1988-present)          AHA Investment Funds, Inc.
                                          Portfolio Manager (1999-present)

Darrel D. Hershey                         Brian M. Barish
Senior Vice President                     Vice President
Cambiar Investors, Inc. (1985-present)    Cambiar Investors, Inc. (1997-present)
AHA Investment Funds, Inc.                Lazzard Freres & Co. LLC (1993-1997)
Portfolio Manager (1988-present)          AHA Investment Funds, Inc.
                                          Portfolio Manager (1997-present)


         FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is a wholly owned subsidiary of Firstar Corporation, a publicly owned company. The firm has approximately $25.0 billion in assets under management.

Gary A. Elfe                              Daniel A. Tranchita
Senior Vice President                     Senior Vice President
Firstar Investment Research &             Firstar Investment Research &
  Management Company, LLC                   Management Company, LLC
  (1978-present)                            (1989-present)
AHA Investment Funds, Inc.                AHA Investment Funds, Inc.
Portfolio Manager                         Portfolio Manager
  (1996-present)                            (1999-present)

         INVESTMENT RESEARCH COMPANY, 16236 San Dieguito Road #2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, is a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. The firm was organized in 1985 and has approximately $1.3 billion of assets under management.

John D. Freeman                                 C.B. (Tom) Garcia
President                                       Senior Research Consultant
Investment Research Company (1996-present)      Investment Research
AHA Investment Funds, Inc.                        Company (1985-present)
Portfolio Manager (1996-present)                AHA Investment Funds, Inc.
Martingale Asset Management                     Portfolio Manager (1993-present)
Portfolio Manager (1992-1996)

Ming Wang
Sr. Vice President
Investment Research Company  (1996-present)
AHA Investment Funds, Inc.
Portfolio Manager (1996-present)
TIAA CREFF Investment Management
Portfolio Manager (1991-1996)

         THE PATTERSON CAPITAL CORPORATION, 2029 Century Park East #2950, Los Angeles, California 90067, is a privately held advisory organization headed by Joseph B. Patterson. Patterson Capital provides investment management services to a variety of institutions, including investment companies and employee benefit plans, and has approximately $1.9 billion under management.

Jean M. Clark                             Joseph B. Patterson
Sr. Vice President/Portfolio Manager      Chief Investment Strategist
The Patterson Capital Corporation         The Patterson Capital Corporation
  (1983-1988) (1991-present)                (1977-present)
AHA Investment Funds, Inc.                AHA Investment Funds, Inc.
Portfolio Manager (1991-present)          Portfolio Manager (1988-present)


         WESTERN ASSET MANAGEMENT COMPANY, 117 East Colorado Boulevard, Pasadena, California 91105, is a wholly owned subsidiary of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. The firm manages more than $27.4 billion for its institutional clients, plus $4.2 billion of assets for mutual funds. Western Asset Management's Fixed-Income team has responsibility for the management of the Portfolios.

NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN APPROVED SALES LITERATURE IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.


                              INVESTMENT CONSULTANT

                              HEWITT ASSOCIATES LLC
                                100 Half Day Road
                          Lincolnshire, Illinois 60069

                                    CUSTODIAN

                             FIRSTAR BANK MILWAUKEE
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                 TRANSFER AGENT

                        FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                                  LEGAL COUNSEL

                            SCHULTE ROTH & ZABEL LLP
                                900 Third Avenue
                            New York, New York 10022

                         INDEPENDENT PUBLIC ACCOUNTANTS

                               ARTHUR ANDERSEN LLP
                              33 West Monroe Street
                             Chicago, Illinois 60603

FOR MORE INFORMATION

         For more information about the Fund, the following documents are available free upon request:

         ANNUAL/SEMI-ANNUAL REPORTS - Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

         To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Fund:

         BY TELEPHONE - 1-800-445-1341

         BY MAIL - AHA Investment Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

         Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-05534.